UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 14, 2024

Solid Power, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40284	86-1888095
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

486 S. Pierce Avenue, Suite E Louisville, Colorado	80027
(Address of principal executive offices)	(Zip code)

(303) 219-0720

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	SLDP	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50	SLDPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Linda Heller as Chief Financial Officer and Treasurer

On June 17, 2024, Solid Power, Inc. (the “Company,” “Solid Power,” “we,” or “our”) announced that Linda Heller, age 61, has been appointed as the Company’s Chief Financial Officer and Treasurer, effective June 17, 2024.

From May 2021 until June 2024, Ms. Heller served as Chief Financial Officer of Swell Energy Inc., a distributed solar energy resource and deployment platform company. Ms. Heller served as Chief Financial Officer and Corporate Secretary of Deca Technologies, Inc., a wafer technology company, from September 2017 until March 2020 and as Chief Financial Officer of eSolar, Inc., an early-stage solar power plant technology company, from 2013 until 2017. In addition, Ms. Heller served as Senior Vice President, Finance and CFO of Power-One, Inc., a formerly publicly traded company with shares listed on Nasdaq, from 2008 until 2010. She has also served as a director, since 2016, and as chairman of the board, since June 2020, of Active Life Scientific, Inc., an early-stage medical device company. Ms. Heller holds a B.A. in Economics from Rice University and an M.S. in Management from the MIT Sloan School of Management.

In connection with Ms. Heller’s appointment as Chief Financial Officer and Treasurer, the Company and Ms. Heller entered into an offer letter (the “Offer Letter”). Pursuant to the Offer Letter, Ms. Heller is entitled to (i) an annual base salary of $430,000; (ii) an annual performance-based bonus with a bonus target equal to 50% of Ms. Heller’s salary for 2024; and (iii) an initial equity award with a total value of $3,000,000 (50% of the vale in restricted stock units and 50% in stock options), with each award vesting over a four-year period subject to Ms. Heller’s continued employment.

In connection with Ms. Heller’s appointment as Chief Financial Officer and Treasurer, the Company and Ms. Heller entered into a participation agreement under the Company’s Executive Change in Control and Severance Plan (the “Severance Plan”), filed with the Securities and Exchange Commission (the “SEC”) on December 13, 2021. In the event Ms. Heller’s employment is terminated without “Cause” or Ms. Heller resigns from her employment for “Good Reason,” other than in connection with a “Change in Control” (as such terms are defined in the Severance Plan), then she will be entitled to receive, subject to execution and non-revocation of a general waiver and release of claims in favor of the Company, (i) a lump sum payment equal to her base salary for six months and (ii) reimbursement of COBRA premiums for six months after the last day of employment or a lump sum payment in lieu of such reimbursement. In the event Ms. Heller’s employment is terminated without Cause or Ms. Heller resigns from her employment for Good Reason, within three months prior to a Change in Control or 12 months after a Change in Control, then she will be entitled to receive, subject to execution and non-revocation of a general waiver and release of claims in favor of the Company, (i) a lump sum payment equal to the sum of (a) 12 months of annual base salary plus (b) 100% of the target annual bonus for the year of termination, (ii) reimbursement of COBRA premiums for 12 months after the last day of employment or a lump sum payment in lieu of such reimbursement, and (iii) all outstanding equity awards will become vested in full.

The foregoing description of the Offer Letter does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

In connection with Ms. Heller’s appointment, Ms. Heller is expected to enter into the Company’s standard form of indemnification agreement, the form of which has previously been filed with the SEC.

There have been no transactions with the Company and there are currently no proposed transactions with the Company that would be required to be disclosed under Item 404(a) of Regulation S-K. No arrangement or understanding exists between Ms. Heller and any other person pursuant to which Ms. Heller was appointed as Chief Financial Officer and Treasurer of the Company, and there are no family relationships between Ms. Heller and any director or executive officer of the Company.

Departure of Kevin Paprzycki as Chief Financial Officer and Treasurer

Effective June 14, 2024, Kevin Paprzycki was separated as Chief Financial Officer and Treasurer of the Company. Mr. Paprzycki’s termination is characterized as a Non-CIC Qualifying Termination under the Severance Plan. Under the terms of the Severance Plan, Mr. Paprzycki is entitled to a lump sum payment equal to six months of salary and reimbursement of COBRA premiums for a period of six months or a lump sum payment in lieu of such reimbursement, in each case subject to a release of claims in favor of the Company. The Company expects to enter into a separation agreement with Mr. Paprzycki that will memorialize his entitlements under the Severance Plan and the Company will file any such agreement as an exhibit to an applicable subsequent public filing.

Item 7.01	Regulation FD Disclosure.

On June 17, 2024, the Company issued a press release announcing Ms. Heller’s appointment as Chief Financial Officer and Treasurer. A copy of the press release is furnished with this report as Exhibit 99.1. Internet addresses in the press release are for informational purposes only and are not intended to be hyperlinks to other information of the Company. Such exhibit and the information set forth therein will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Forward Looking Statements

All statements other than statements of present or historical fact contained herein or in Exhibit 99.1 to this Current Report on Form 8-K are “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, including Solid Power’s or its management team’s expectations, objectives, beliefs, intentions or strategies regarding the future. When used herein, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” “plan,” “outlook,” “seek,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These statements include our financial guidance for 2024, future financial performance and our strategy, expansion plans, market opportunity, future operations, future operating results, estimated revenues, losses, projected costs, prospects, and plans and objectives of management. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Solid Power disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. Readers are cautioned not to put undue reliance on forward-looking statements and Solid Power cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Solid Power, including the following factors: (i) risks relating to the uncertainty of the success of our research and development efforts, including our ability to achieve the technological objectives or results that our partners require, and our ability to commercialize our technology in advance of competing technologies; (ii) rollout of our business plan and the timing of expected business milestones; (iii) risks relating to the non-exclusive nature of our original equipment manufacturer and other partner relationships and our ability to manage these business relationships; (iv) our ability to negotiate and execute commercial agreements with our partners on commercially reasonable terms; (v) our ability to protect and maintain our intellectual property, including in jurisdictions outside of the United States; (vi) broad market adoption of battery electric vehicles and other technologies where we are able to deploy our technology, if developed successfully; (vii) our success attracting and retaining our executive officers, key employees, and other qualified personnel; (viii) changes in applicable laws or regulations; (ix) risks relating to our information technology infrastructure and data security breaches; (x) risks relating to our status as a research and development stage company with a history of financial losses with an expectation of incurring significant expenses and continuing losses for the foreseeable future; (xi) our ability to secure government contracts and grants and the availability of government subsidies and economic incentives; (xii) delays in the construction and operation of additional facilities; and (xiii) risks relating to other economic, business, or competitive factors in the United States and other jurisdictions, including supply chain interruptions and changes in market conditions, and our ability to manage these risks and uncertainties. Additional information concerning these and other factors that may impact the operations and projections discussed herein or in Exhibit 99.1 to this Current Report on Form 8-K can be found in the “Risk Factors” sections of Solid Power’s Annual Report on Form 10-K for the year ended December 31, 2023 and other documents filed by Solid Power from time to time with the SEC, all of which are available on the SEC’s website at www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Solid Power gives no assurance that it will achieve its expectations.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

See the Exhibit index below, which is incorporated herein by reference.

Exhibit No.	Description
10.1#	Offer Letter, dated June 14, 2024.
99.1	Press Release, dated June 17, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

#            Indicates a management or compensatory plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: June 17, 2024

SOLID POWER, INC.

By:	/s/ James Liebscher
Name: James Liebscher
Title: Chief Legal Officer and Secretary